UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2007

GENTA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19635 (Commission File Number)	33-0326866 (IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 6, 2007, Genta Incorporated (the “Company”) received a decision letter from the NASDAQ Listing Qualifications Panel granting the Company’s request for continued listing of its securities on The NASDAQ Global Market of The NASDAQ Stock Market, Inc. (“NASDAQ”). The continued listing of the Company’s securities is subject to certain conditions, including the implementation of a reverse stock split by no later than July 13, 2007, and the Company’s subsequent compliance with NASDAQ’s $1.00 minimum bid price requirement for a minimum of ten consecutive business days.

On July 11, 2007, the Company held its 2007 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders reelected all nominees, Raymond P. Warrell, Jr., M.D., Martin J. Driscoll, Betsy McCaughey, Ph.D., Christopher P. Parios, Daniel D. Von Hoff, M.D. and Douglas G. Watson, to serve as directors until the 2008 Annual Meeting of Stockholders. In addition, stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

At the Annual Meeting, the stockholders also approved a proposal that authorized the Company’s Board of Directors, in its discretion, to effect a reverse stock split of the Company’s outstanding Common Stock, par value $.001 per share (“Common Stock”), at an exchange ratio of either 1-for-2, 1-for-3, 1-for-4, 1-for-5 or 1-for-6. After the Annual Meeting, the Company’s Board of Directors approved the implementation of a reverse stock split at a ratio of 1-for-6 shares (the “Reverse Stock Split”).

On July 12, 2007, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, with the Delaware Secretary of State to effect the Reverse Stock Split, which is attached to this Current Report on Form 8-K as Exhibit 3.1. As of July 12, 2007, the effective date of the Reverse Stock Split, every six shares of “old” Common Stock were converted into one “new” share of Common Stock. Following the Reverse Stock Split, the “new” shares of Common Stock began trading on The NASDAQ Global Market on a split-adjusted basis under the trading symbol “GNTA.D” upon the open of trading on July 13, 2007. The Common Stock will resume trading under the trading symbol “GNTA” on August 10, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company
99.1	Press release of the Company dated July 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED
Date: July 13, 2007	By:	/s/ RICHARD J. MORAN
		Name:	Richard J. Moran
		Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company
99.1	Press release of the Company dated July 12, 2007